[Logo of CBRL Group, Inc.]

Contact:

Lawrence E. White

Senior Vice President/

    Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 24% INCREASE IN DILUTED NET INCOME PER SHARE FOR THE FIRST QUARTER OF FISCAL 2004

Reports Fifth Consecutive Quarter of 20%-Plus Increases in Diluted Net Income per Share;

Reports Current Sales Trends and Provides Guidance for the Remainder of Fiscal 2004

LEBANON, Tenn. (November 20, 2003) -- CBRL Group, Inc. (the “Company”) (NASDAQ: CBRL) today announced results for its first quarter of fiscal 2004 ended October 31, 2003, reporting diluted net income per share of $0.56, up 24% from $0.45 in the first quarter of fiscal 2003. The Company also reported recent second -quarter fiscal 2004 sales trends and provided guidance for the second quarter and remainder of fiscal 2004.

Highlights of the fiscal 2004 first-quarter results and current sales trends include:

-Diluted net income per share for the first quarter of fiscal 2004 was up 24.4% and net income was up 22.5% from the first quarter of fiscal 2003 on a 9.3% increase in total revenue.

-Operating income for the quarter increased 21.7% and improved 0.8% as a percent of revenue compared with a year earlier.

-Comparable store restaurant sales for the quarter were up 1.3% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) operations, and comparable store retail sales at Cracker Barrel were up 10.3%.

-Comparable restaurant sales for the quarter were up 1.7% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants.

-Four new Cracker Barrel stores and five new Logan’s company-owned restaurants were opened during the quarter.

-Quarterly dividend to common shareholders of $0.11 was declared under a newly adopted dividend policy, reflecting a sharp increase from the total previous annual dividend of $0.02 per common share paid on an annual basis since January 2000.

-Comparable store restaurant sales trends, nearly three weeks into the second quarter of fiscal 2004, are up approximately 1.5-2% in Cracker Barrel and up approximately 4.5-5% in Logan’s. To date, fiscal 2004 second-quarter comparable store retail sales in Cracker Barrel are up approximately 11.5-12%.

First-Quarter Fiscal 2004 Results

Total revenue for the first fiscal quarter ended October 31, 2003 of $576.4 million increased 9.3% from the first fiscal quarter of 2003. Comparable store restaurant sales for the first quarter for the Cracker Barrel concept increased 1.3% (compared with a 1.5% increase in last year’s first quarter), including a 1.5% higher average check, a modest 0.9% of which reflected menu price increases.  Comparable store retail sales at Cracker Barrel increased 10.3% for the quarter (compared with a 1.0% decrease in last year’s first quarter).  Logan’s comparable restaurant sales for the quarter were up 1.7% (compared with a 0.1% decrease in last year’s first quarter), reflecting a 1.7% increase in guest traffic. During the quarter, the Company opened four new Cracker Barrel units and five new company-owned Logan’s locations.

The Company reported net income for the first quarter of fiscal 2004 of $28.2 million, or $0.56 per diluted share, reflecting increases of 22.5% and 24.4%, respectively, from net income of $23.0 million and diluted net income per share of $0.45 for the first quarter of fiscal 2003. The Company has achieved diluted net income per share increases of 20% or better in each of its last five fiscal quarters.

Operating income for the first quarter grew 21.7% from the prior year and improved from 7.2% of total revenue for the first quarter of fiscal 2003 to 8.0% in the first quarter of fiscal 2004.  The improvement in operating income margin of 0.8% as a percent of total revenue primarily reflected lower general and administrative, labor, and other store operating expenses partly offset by higher cost of goods sold.

Commenting on the first-quarter results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to begin fiscal 2004 by again reporting a strong performance. This marks the ninth consecutive quarter of increases in diluted net income per share that exceeded our long-term target of 15% growth and the fifth consecutive quarter with diluted net income per share growth above 20%. Our results reflected positive sales performance and continuing improvements in operating margins.  We were particularly pleased with the performance of our retail business, which was strong throughout the quarter and benefited from improved merchandise selection and availability and our continuing focus on retail operations.”

 During the quarter, the Company announced an increase in its dividend to common shareholders under a newly adopted quarterly dividend policy, with an initial declaration of $0.11 per share, which was paid on November 10, 2003.  This reflected an increase from the long-standing $0.02 per share total annual dividend that the Company has paid on an annual basis since January 2000. “Our new policy of expected quarterly dividends reflects our confidence in the Company’s continuing outlook for generating cash, our strong balance sheet and the more favorable current tax treatment of dividends for our shareholders,” Woodhouse said.

The Company did not repurchase any shares of its outstanding common stock during the first quarter reflecting its commitment to maintain its capital structure targets.  The Company’s cash flow from operations during the first quarter of fiscal 2004 was lower than the year earlier quarter as funds were used to build retail inventories for the important holiday selling season and to pay down trade payables outstanding at fiscal year-end. The Company presently expects to resume share repurchases in the second quarter, and it has approximately 660,000 shares remaining to be repurchased under a previously announced share repurchase authorization.

Current Sales Trends

The Company reported that comparable store restaurant sales for the nearly three-week period of its second quarter of fiscal 2004 are up approximately 1.5-2% in its Cracker Barrel units compared with the same period a year ago, primarily reflecting an increase in average check, including a modest 0.6% in menu price increases, and slightly positive guest traffic.  Quarter-to-date retail sales in the comparable units are up approximately 11.5-12%.  Quarter-to-date comparable restaurant sales in the Company’s Logan’s restaurants are up approximately 4.5-5% compared with last year, reflecting approximately 4% higher guest traffic and approximately 0.5-1% higher average check, primarily the result of modest menu price increases taken late in the first fiscal quarter.

Woodhouse commented on the trends, “We are pleased with improving restaurant sales so far this quarter at both of our concepts and by the continued strength of retail sales heading into the important holiday selling season.  We believe we are well-positioned to benefit from improving economic conditions.”

Fiscal 2004 Earnings Guidance

The Company’s announced guidance for diluted net income per share for the second quarter of fiscal 2004, which ends on January 30, 2004, is for an increase of 15% or better compared with $0.48 in the year-ago quarter, on total revenue growth in the high single digits. Earnings guidance reflects many assumptions, most of which cannot be known, including, very importantly, actual sales results.  The Company presently expects comparable store restaurant sales for the full quarter to be up to 2% positive at Cracker Barrel and up to approximately 4% positive at Logan’s.  Retail sales are expected to increase in the upper single digits for the full quarter.  The Company expects to open three to four new Cracker Barrel units during the quarter, of which two have been opened to date.  Two new company-operated and two new franchised Logan’s restaurants are expected to open in the second fiscal quarter, of which one franchised restaurant has already been opened.  The Company presently expects operating margins to improve in the second quarter compared with last year’s second quarter, but at a lower rate than in the first quarter.

The Company noted that it expects to experience increasing pressure on commodity costs in the second half of the fiscal year primarily related to market conditions for beef, certain pork products and eggs.  It also presently is basing its second half expectations on continued positive sales trends, with revenue growth in the third quarter projected in the low double digits, reflecting comparison to last year’s weather–affected sales, and in the high single digits in the fourth quarter. The increased outlook for commodity costs presently is expected to cause the Company’s operating margins to be improved only slightly in the second half of the fiscal year.  The Company presently expects percentage increases in diluted net income per share for the remaining quarters of fiscal 2004 in the mid-teens resulting in growth for the full fiscal year of better than its long-term growth objective of 15%.

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release. The Company disclaims any obligation to update disclosed information on trends or targets other than in its periodic filings on Forms 10-K, 10-Q, and 8-K with the Securities and Exchange Commission (“SEC”).

Fiscal 2004 First-Quarter Conference Call

The live broadcast of the CBRL Group quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com today beginning at 11:00 a.m. (EST). The on-line replay will follow immediately and will be available through November 27, 2003.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 486 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 101 company-operated and 17 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of CBRL Group, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: commodity, workers’ compensation, group health and utility price changes; competitive marketing and operational initiatives; the ability of the Company to identify and acquire successful new lines of retail merchandise, especially during the important holiday selling season; the effects of plans intended to improve operational execution and performance; the effects of uncertain consumer confidence or general or regional economic weakness on sales and customer travel activity; practical or psychological effects of terrorist acts or war and military or government responses; consumer behavior based on concerns over nutritional or safety aspects of the Company’s products or restaurant food in general; the effects of increased competition at Company locations on sales and on labor recruiting, cost, and retention; the ability of and cost to the Company to recruit, train, and retain qualified restaurant hourly and management employees; changes in foreign exchange rates affecting the Company’s future retail inventory purchases; the availability and cost of acceptable sites for development and the Company’s ability to identify such sites; changes in accounting principles generally accepted in the United States of America or changes in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular; increases in construction costs; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions and insurance; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; other undeterminable areas of government or regulatory actions or regulations; changes in interest rates affecting the Company’s financing costs; and other factors described from time to time in the Company’s filings with the SEC, press releases, and other communications.

CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT

(Unaudited)

(In thousands, except per share amounts)

First Quarter Ended

 10/31/03

  11/01/02

Change

Total revenue

$

576,365

527,539

9%

Cost of goods sold

185,900

165,965

 12

Gross profit

390,465

361,574

8

Labor & other related expenses

214,303

199,267

8

Other store operating expenses

96,728

90,580

7

Store operating income

79,434

71,727

11

General and administrative

33,417

33,904

(1)

Operating income

46,017

37,823

22

Interest expense

2,223

2,261

(2)

Interest income

--

73

  (100)

Pretax income

43,794

35,635

 23

Provision for income taxes

15,634

12,650

24

Net income

$

28,160

$

22,985

 23

=======

=======

Earnings per share:

Basic

$

0.59

$

0.46

28

=======

=======

Diluted

$

0.56

$

0.45

24

=======

=======

Weighted average shares:

Basic

48,122

50,060

(4)

Diluted

50,036

51,319

(3)

RATIO ANALYSIS

Net sales:

Restaurant

79.2

%

80.3

%

Retail

20.7

19.6

Total net sales

99.9

99.9

Franchise fees and royalties

0.1

0.1

Total revenue

100.0

100.0

Cost of goods sold

32.2

31.5

Gross profit

67.8

68.5

Labor & other related expenses

37.2

37.8

Other store operating expenses

16.8

17.1

Store operating income

13.8

13.6

General and administrative

5.8

6.4

Operating income

8.0

7.2

Interest expense

0.4

0.4

Interest income

--

 --

Pretax income

7.6

6.8

Provision for income taxes

2.7

2.4

Net income

4.9

      %

4.4

      %

=======

=======

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

  10/31/03

   8/01/03

Assets

Cash and cash equivalents

$

16,122

$

14,389

Other current assets

193,795

161,670

Property and equipment, net

1,054,749

1,040,315

Goodwill, net

92,882

92,882

Other assets

19,432

17,067

Total assets

$

1,376,980

$

1,326,323

========

========

Liabilities and Stockholders’ Equity

Current liabilities

$

247,233

$

246,714

Long-term debt

196,068

186,730

Other long-term obligations

97,330

97,983

Stockholders’ equity

836,349

794,896

Total liabilities and stockholders’ equity

$

1,376,980

$

1,326,323

========

========

CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

First Quarter Ended

  10/31/03

            11/1/02

Cash flow from operating activities:

Net income

$

28,160

$

22,985

Depreciation and amortization

15,191

16,191

Loss on disposition of property and equipment

238

 103

Accretion on zero-coupon notes

1,338

1,302

Net changes in other assets and liabilities

(39,669)

(10,169)

Net cash provided by operating activities

5,258

30,412

Cash flows from investing activities:

Purchase of property and equipment

(29,683)

(30,891)

Proceeds from sale of property and equipment

100

1,136

Net cash used in investing activities

(29,583)

(29,755)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

130,000

142,500

Principal payments under long-term obligations

(122,025)

(127,519)

Deferred financing costs

(533)

(15)

Proceeds from exercise of stock options

18,616

1,599

Purchase and retirement of common stock

--

(17,355)

Net cash provided by (used in) financing activities

26,058

(790)

Net increase (decrease) increase in cash and cash equivalents

1,733

(133)

Cash and cash equivalents, beginning of period

14,389

15,074

Cash and cash equivalents, end of period

$

16,122

$

14,941

========

=======

CBRL GROUP, INC.

Supplemental Information

As of

As of

As of

   10/31/03

8/1/03

   11/1/02

Common shares outstanding

48,885,387

47,872,542

49,622,460

=========

========

========

Units in operation:

Cracker Barrel

484

480

461

Logan’s Roadhouse – company-owned

101

96

89

Total company-owned units

585

576

550

Logan’s Roadhouse – franchised

16

16

 12

System-wide units

601

592

562

=======

======

=======

    First Quarter Ended

Total revenue in company-owned stores: (In thousands)

  10/31/03

   11/01/02

Cracker Barrel – restaurant

$

383,311

$

360,667

Cracker Barrel – retail

119,439

103,517

Cracker Barrel – total

502,750

464,184

Logan’s Roadhouse

73,209

63,075

Total net sales

575,959

527,259

Franchise fees and royalties

406

280

Total Revenue

$

576,365

$

527,539

========

=========

Operating weeks – company-owned stores:

Cracker Barrel

6,268

5,955

Logan’s Roadhouse

1,281

1,121

Average comparable store sales – company-owned stores: (In thousands)

Cracker Barrel – restaurant

$

796.4

$

785.9

Cracker Barrel – retail

246.5

223.4

Cracker Barrel – total

$

1,042.9

$

1,009.3

=======

========

Logan’s Roadhouse

$

728.3

$

716.5

=======

========

Capitalized interest

$

124

$

121

========

=========

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